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                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12

                                 PULITZER INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 17, 2005


                          Commission File Number 1-6227


                          LEE ENTERPRISES, INCORPORATED
             (Exact name of Registrant as specified in its charter)


        Delaware                                          42-0823980
(State of Incorporation)                    (I.R.S. Employer Identification No.)


                  201 N. Harrison Street, Davenport, Iowa 52801
                    (Address of Principal Executive Offices)


                                 (563) 383-2100
               Registrant's telephone number, including area code

             -------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


================================================================================

ITEM 8.01  OTHER EVENTS

         On March 17, 2005, Lee Enterprises, Incorporated ("Lee") issued a news release relating to its timetable for completion of the acquisition of Pulitzer Inc. ("Pulitzer") in connection with the Agreement and Plan of Merger dated as of January 29, 2005 among Pulitzer, Lee and LP Acquisition Corp, an indirect wholly-owned subsidiary of Lee. A copy of the news release is filed as Exhibit
99.1 herewith.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

         The proposed transaction will be submitted to Pulitzer's stockholders for their consideration, and Pulitzer will file with the SEC a proxy statement to be used to solicit the stockholders' approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS OF PULITZER ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the proxy statement, as well as other filings containing information about Pulitzer, may be obtained at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to James V. Maloney, Secretary, Pulitzer Inc., 900 North Tucker Boulevard, St. Louis, Missouri 63101.

PARTICIPANTS IN THE SOLICITATION

         Pulitzer and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Pulitzer in connection with the proposed transaction. Information regarding Pulitzer's directors and executive officers is available in Pulitzer's proxy statement for its 2004 annual meeting of stockholders, which was filed with the SEC on April 2, 2004. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

99.1     News Release of Lee Enterprises, Incorporated dated March 17, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        LEE ENTERPRISES, INCORPORATED


Date:  March 17, 2005
                                        ----------------------------------------
                                        Carl G. Schmidt
                                        Vice President, Chief Financial Officer, and Treasurer

                                INDEX TO EXHIBITS


EXHIBIT NO.  DESCRIPTION
-----------  -------------------------------------------------------------------
99.1         News Release of Lee Enterprises, Incorporated dated March 17, 2005.

Exhibit 99.1 - News Release of Lee Enterprises, Incorporated dated March 17,
2005.


(LEE ENTERPRISES LOGO)
             201 N. Harrison St.
             Davenport, IA 52801-1939
             www.lee.net

NEWS RELEASE


LEE ENTERPRISES REAFFIRMS PULITZER TIMETABLE

DAVENPORT, Iowa (March 17, 2005) -- Lee Enterprises, Incorporated (NYSE: LEE), reaffirmed today that it remains on course to complete the acquisition of Pulitzer Inc. (NYSE: PTZ) in the June quarter.

Mary Junck, Lee chairman and chief executive officer, said Lee expects no material effect on the transaction or timing as a result of a financial disclosure issue announced this week by Pulitzer.

In an announcement on March 14 referring to the filing of its Form 10-K for 2004 and Sarbanes-Oxley 404 certification, Pulitzer said that, as a result of the way it reported contributions to employee benefit plans in excess of required amounts, it might restate its Consolidated Statements of Cash Flows for the fiscal years ended December 2003 and 2002. The restatement, which was filed today in the Form 10-K, resulted in management reporting a material weakness in internal control over financial reporting, as defined under standards established by the Public Company Accounting Oversight Board. The restatement also resulted in an adverse opinion in the report of Deloitte & Touche LLP related to the effectiveness of internal control over financial reporting.

"Pulitzer's restatement relates solely to a financial statement classification issue and has no effect whatsoever on Lee's desire to complete the transaction," Junck said. "It has no impact on past, current or future operating results and no effect on the balance sheet. Also, it does not affect the funded status of Pulitzer benefit plans or overall cash balances. For Lee, this is not a significant issue, as it also has no effect on valuation, financing, timetable or any other material consideration. As you would expect, our due diligence and valuation of Pulitzer went well beyond what is reported in the financial statements."

She added: "Pulitzer's reported revenue so far in 2005 reinforces Lee's enthusiasm for the transaction. We continue to like what we see, and we look forward to completing the acquisition as soon as we can."

Lee and Pulitzer announced on Jan. 30 that they have entered into a definitive agreement for Lee to acquire Pulitzer for a cash purchase price of $64 per share, with enterprise value totaling $1.46 billion. The transaction requires a vote by Pulitzer shareholders, which will be scheduled as soon as practicable after completion of a review of the preliminary proxy statement by the Securities and Exchange Commission.

Pulitzer operates 14 daily newspapers, including the St. Louis Post-Dispatch, and more than 100 non-daily publications, as well as leading websites in its communities.

Lee Enterprises owns 38 daily newspapers and a joint interest in six others, along with associated online services. Lee also publishes nearly 200 weekly newspapers, shoppers and classified and specialty publications. Lee is based in Davenport, Iowa, and its stock is traded on the New York Stock Exchange under the symbol LEE. More information about Lee Enterprises is available at www.lee.net.

FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a "Safe Harbor" for forward-looking statements. This release contains information that may be deemed forward-looking and that is based largely on the Company's current expectations and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties are changes in advertising demand, newsprint prices, interest rates, labor costs, legislative and regulatory rulings and other results of operations or financial conditions, difficulties in integration of acquired businesses or maintaining employee and customer relationships and increased capital and other costs. The words "may," "will," "would," "could," "believes," "expects," "anticipates," "intends," "plans," "projects," "considers" and similar expressions generally identify forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this release. The Company does not publicly undertake to update or revise its forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The proposed transaction will be submitted to Pulitzer's stockholders for their consideration, and Pulitzer will file with the SEC a proxy statement to be used to solicit the stockholders' approval of the proposed transaction, as well as other relevant documents concerning the proposed transaction. STOCKHOLDERS OF PULITZER ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the proxy statement, as well as other filings containing information about Pulitzer, may be obtained at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement and the SEC filings that will be incorporated by reference in the proxy statement can also be obtained, without charge, by directing a request to James V. Maloney, Secretary, Pulitzer Inc., 900 North Tucker Boulevard, St. Louis, Missouri 63101.

PARTICIPANTS IN THE SOLICITATION

Pulitzer and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Pulitzer in connection with the proposed transaction. Information regarding Pulitzer's directors and executive officers is available in Pulitzer's proxy statement for its 2004 annual meeting of stockholders, which was filed with the SEC on April 2, 2004. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.


Contact: dan.hayes@lee.net, (563) 383-2163






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